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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-89333, 333-44306 and 333-45506.

                                                /s/ Arthur Andersen LLP

Seattle, Washington
March 21, 2001